Exhibit 10.15



                                 AMENDMENT
                                    TO
                              LOAN AGREEMENT

     THIS AMENDMENT TO LOAN AGREEMENT ("Amendment") is made effective as of October 31, 2001 (the "Effective Date") by and between SHONEY'S PROPERTIES GROUP 2, LLC, a Delaware limited liability company ("Debtor"), and GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation, successor by merger to FFCA FUNDING CORPORATION ("FFC").

                          PRELIMINARY STATEMENT

     Debtor and FFC entered into that certain Loan Agreement dated as of September 6, 2000 (the "Loan Agreement").

     The Loan Agreement provided for FFC to provide the Loans to Debtor for the Premises, with each Loan to be evidenced by a Note and secured by a first priority security interest in the corresponding Premises pursuant to a Mortgage.

     This Amendment to Loan Agreement is being executed and delivered by Debtor and FFC as a result of the payoff of all amounts owed by Debtor under that certain Promissory Note dated as of September 6, 2000 executed by Debtor in favor of FFC (the "Note") and the consequent release of the released premises described on attached Exhibit A (the "Released Property") from the provisions of the Loan Agreement between Debtor and FFC and all of the related Loan Documents (as that term is defined in the Loan Agreement). For purposes of this Amendment, all capitalized terms used and not otherwise defined herein shall have the meaning ascribed to such terms as are contained in the Loan Agreement.

                               AGREEMENT

     In consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Loan Agreement as follows:

     1. DEFINITIONS. All references to the Loan Agreement and the Loan Documents referring to "FFCA", or any other definitions in the Loan Agreement containing the term "FFCA" in all or part of its defined term, such as "FFCA Entities", "FFCA Payments", etc., shall be amended to mean and refer to "FFC" which means GE Capital Franchise Finance Corporation, a Delaware corporation, and successor by merger to both FFCA Acquisition Corporation and FFCA Funding Corporation.

     2. DELETION; CONTINUING OBLIGATIONS.

     (i) On and after the Effective Date: the Released Property shall be deemed, and is hereby, deleted and removed as one of the Premises for all purposes of the Loan Agreement; the


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Released Property shall be excluded from the aggregate Fixed Charge Coverage
Ratio requirement set forth in the Loan Agreement and the Master Lease; the Released Property shall be excluded from the definition of "Premises" as that term is defined and used in the Loan Agreement and other Loan Documents; and other defined terms in the Loan Agreement and other Loan documents shall be deemed modified to exclude the corresponding information for the Released Property, as appropriate.

     (ii) Exhibit A to the Loan Agreement is hereby modified to delete the address and FFC File Number for the Released Property.

     (iii) Notwithstanding the deletion and removal of the Released Property from the Loan Agreement, this Amendment and such deletion and removal shall not surrender, relinquish, discharge or release and shall not be interpreted or construed as modifying, amending, terminating, limiting or affecting in any manner Debtor's obligations and liabilities to FFC and the other FFC Entities which have accrued or arisen under the Loan Agreement with respect to the Released Property prior to the Effective Date of this Amendment, including, without limitation, the following (the "Debtor's Continuing Obligations"):

          (a) the indemnification and hold harmless obligations of Debtor to the Indemnified Parties, including, without limitation, FFC, set forth in the Loan Agreement, including, without limitation, the provisions of Section 12 thereof;

          (b) Debtor's obligations and liabilities arising under the Loan Agreement which have accrued as to the Released Property prior to the Effective Date; and

          (c) the provisions of the Loan Agreement which the Loan Agreement provides shall survive the expiration or termination thereof.

Debtor shall be obligated to pay and perform all of the Debtor's Continuing Obligations in accordance with the corresponding terms and provisions of the Loan Agreement.

     3. NO FURTHER AMENDMENTS. Except as specifically modified, amended or changed herein in connection with the Released Property, all terms and provisions of the Loan Agreement shall remain in full force and effect, unchanged and unmodified. Without limiting the generality of the foregoing, the representations, warranties and covenants of Debtor made in the Loan Agreement are hereby restated and affirmed.

     4. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original.

     5. EXHIBIT. The exhibits attached hereto are incorporated herein by this reference as though fully set forth herein.





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     IN WITNESS WHEREOF Debtor and FFCA have executed this Amendment as of the date first above written.

                              GE CAPITAL FRANCHISE FINANCE CORPORATION, a
                              Delaware corporation, successor by merger to FFCA FUNDING CORPORATION


                              By: /s/ Andrew G. Kent
                                  ------------------------------------------
                                  Andrew G. Kent
                                  Senior Vice President, Associate General
                                  Counsel and Assistant Secretary


                              SHONEY'S PROPERTIES GROUP 2, LLC, a
                              Delaware limited liability company

                              By: Shoney's, Inc., a Tennessee corporation, its managing member


                              By:  /s/ Jeff Hammers
                                   -----------------------------------------
                              Name: Jeff Hammers
                                    ----------------------------------------
                              Its:  Vice President Real Estate
                                    ----------------------------------------







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STATE OF ARIZONA   )
                   ) SS.
COUNTY OF MARICOPA )

     The foregoing instrument was acknowledged before me on February 7, 2002, by Andrew G. Kent, Senior Vice President, Associate General Counsel and Assistant Secretary of GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation, successor by merger to FFCA Funding Corporation, on behalf of the corporation.

                                           /s/ Jo Ann Oliver
                                           ---------------------------------
                                           Notary Public
My Commission Expires:

11-26-2004
----------------------



STATE OF TENNESSEE )
                   )ss
COUNTY OF DAVIDSON )

     The foregoing instrument was acknowledged before me on January 25, 2002, by Jeff Hammers, VP-Real Estate of Shoney's, Inc., a Tennessee corporation, managing member of Shoney's Properties Group 2, LLC, a Delaware limited liability company, on behalf of the corporation and limited liability company.

                                           /s/ Pamela Tidwell
                                           ---------------------------------
                                           Notary Public
My Commission Expires:

11-26-05
----------------------





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EXHIBIT A - LEGAL DESCRIPTION OF THE RELEASED PROPERTY

Omitted due to immateriality.